Exhibit 10.3

THIRD AMENDMENT TO

ASSET PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is dated as of October 14, 2015, by and among 101 Development Group, LLC, a Delaware limited liability company (the “Buyer”) and Revera Assisted Living, Inc., a corporation formed under the laws of the state of Oregon (“Parent”), CPL (Bey Lea Village) LLC, a Delaware limited liability company (“Bey Lea”), CPL (Fox Chase) LLC, a Delaware limited liability company (“Fox Chase”), CPL (Hamilton) LLC, a Delaware limited liability company (“Hamilton”), CPL (Iliff) LLC, a Delaware limited liability company (“Iliff”), CPL (Laurelton Village) LLC, a Delaware limited liability company (“Laurelton”), Revera (Delaware) LLC doing business as Linden Grove Health Care Center (“Linden Grove”), Montesano Health & Rehab Center (“Montesano”) and Orchard Park Rehabilitation and Nursing Center (“Orchard Park”), CPL (Linwood) LLC, a Delaware limited liability company (“Linwood”), CPL (Meadowview) LLC, a Delaware limited liability company (“Meadowview”), CPL (Oakridge) LLC, a Delaware limited liability company (“Oakridge”), CPL (South County) LLC, a Delaware limited liability company (“South County”), CPL (Whiting) LLC, a Delaware limited liability company (“Whiting”), CPL (Willow Creek) LLC a Delaware limited liability company (“Willow Creek” and collectively with Bey Lea, Fox Chase, Hamilton, Iliff, Laurelton, Linden Grove, Linwood, Meadowview, Montesano, Oakridge, Orchard Park, South County and Whiting, the “Owner Operator Sellers”), CPL (Glen Ridge) LLC, a Delaware limited liability company (“Glen Ridge”), Rochester Manor LLC, a Delaware limited liability company (“Rochester”), Subacute Center of Bristol LLC doing business as Village Green of Bristol (“Village Green Bristol”), Brook Hollow Health Care Center LLC doing business as Village Green of Wallingford (“Village Green Wallingford”), CPL (Cabot) LLC, a Delaware limited liability company (“Cabot”), Burlington Health and Rehabilitation Center LLC, a Delaware limited liability company (“Burlington”), Berlin Health and Rehabilitation Center LLC, a Delaware limited liability company (“Berlin”), Bennington Health and Rehabilitation Center LLC, a Delaware limited liability company (“Bennington”), Springfield Health and Rehabilitation Center LLC, a Delaware limited liability company (“Springfield”), St. Johnsbury Health and Rehabilitation Center LLC, a Delaware limited liability company (“St. Johnsbury” and collectively with Glen Ridge, Cabot, Rochester, Village Green Bristol, Village Green Wallingford, Burlington, Berlin, Bennington and Springfield, the “Operator Sellers”), Vermont Subacute LLC, a Delaware limited liability company (“Vermont RE”), Connecticut Subacute LLC, a Delaware limited liability company (“Connecticut RE”), New Hampshire Subacute LLC, a Delaware limited liability company (“New Hampshire RE”), CPL (Westfield) LLC, a Delaware limited liability company (“Westfield RE”), Berlin Real Estate LLC, a Delaware limited liability company (“Berlin RE”), Bennington Real Estate LLC, a Delaware limited liability company (“Bennington RE”), Springfield Real Estate LLC, a Delaware limited liability company (“Springfield RE”), St. Johnsbury Real Estate LLC, a Delaware limited liability company (“St. Johnsbury RE” and collectively with Vermont RE, Connecticut RE, New Hampshire RE, Westfield RE, Berlin RE, Bennington RE and Springfield RE, the “RE Owner Sellers”), and CPL (Premier Therapy) LLC, a Delaware limited liability company (“Premier Therapy”), and Genesis Healthcare, Inc. a Delaware corporation (“Guarantor”). The Owner Operator Sellers, the Operator Sellers, the RE Owner Sellers and Premier are collectively referred to herein as “Sellers” and collectively with Parent as the “Seller Parties”.

RECITALS

WHEREAS, Buyer, Seller Parties and Guarantor are party to that certain Asset Purchase Agreement dated as of June 11, 2015  (as amended, the “Agreement”); and

WHEREAS, all capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement; and

WHEREAS, Buyer, Seller Parties and Guarantor desire to amend the Agreement to modify the definition of Owner Operator Sellers and allow Buyer to direct the Seller Parties to convey certain Assets to Buyer’s Affiliates in accordance with the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements herein set forth, the parties agree as follows:

1. The Preamble to the Agreement is hereby amended by deleting the parenthetical phrase immediately following “CPL (Willow Creek) LLC a Delaware limited liability company”  and replacing it with the following:

“(“Willow Creek” and collectively with Bey Lea, Fox Chase, Hamilton, Iliff, Laurelton, Linden Grove, Linwood, Meadowview, Montesano, Oakridge, Orchard Park, South County and Whiting, the “Owner Operator Sellers”)”.

2. The Agreement is hereby amended by deleting Section 12.3 in its entirety and replacing it with the following:

“12.3Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties,  except that the Buyer may assign any of or all its rights, interests and obligations under this Agreement to one or more Affiliates of the Buyer, which Affiliate or Affiliates shall collectively be deemed to be the “Buyer” hereunder and shall be the beneficiary of all of the Seller Parties’ warranties, representations and covenants in favor of Buyer under this Agreement and shall be solely liable for all debts and obligations of the Buyer hereunder.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.  Notwithstanding the foregoing, Buyer may direct the Seller Parties (i) to convey the Real Property and the tangible Personal Property associated with each Facility to those Affiliates or unaffiliated third parties listed on Schedule 12.3 hereto (each an “RE Assignee”) and (ii) to convey the operations of the Facilities and any of the Assets associated therewith to Buyer’s Affiliates listed on Schedule 12.3 hereto (each an “Operator Designee”).  No RE Assignee or Operator Designee shall have a right of action against the Seller Parties under this Agreement or be deemed to be the “Buyer” under this Agreement, and the Buyer shall remain liable for all of its obligations hereunder.  Each Seller Party hereby covenants and agrees that if any Seller Party proposes to merge or consolidate with or into any other entity, sell, assign, transfer or otherwise dispose of its business (whether assets or equity) (a “Seller Transaction”), the contract or other legal document pursuant to which such Seller Transaction is implemented shall provide that the surviving company in any merger or consolidation or successor to or buyer of the business shall jointly and severally with the other Seller Parties hereto (or their respective successors) assume all of the terms and conditions of this Agreement, including without limitation, all indemnification obligations hereunder.  Any purported assignment not permitted under this Section 12.3 shall be null and void.”

3. Schedule 12.3 attached this Amendment is hereby added as Schedule 12.3 to the Agreement.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.  Signature delivered by facsimile or by similar electronic means such as by portable document format shall be deemed to be originals.

5. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above written.

SELLER PARTIES:

REVERA ASSISTED LIVING, INC.

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (BEY LEA VILLAGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (FOX CHASE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (HAMILTON) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (ILIFF) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (LAURELTON VILLAGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

REVERA (DELAWARE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (LINWOOD) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (MEADOWVIEW) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (OAKRIDGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (SOUTH COUNTY) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (WHITING) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (WILLOW CREEK) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (GLEN RIDGE) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

ROCHESTER MANOR LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

SUBACUTE CENTER OF BRISTOL LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BROOK HOLLOW HEALTH CARE CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (CABOT) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BURLINGTON HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BERLIN HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BENNINGTON HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

SPRINGFIELD HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

ST. JOHNSBURY HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

VERMONT SUBACUTE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CONNECTICUT SUBACUTE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

NEW HAMPSHIRE SUBACUTE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (WESTFIELD) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BERLIN REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

BENNINGTON REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

SPRINGFIELD REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

ST. JOHNSBURY REAL ESTATE LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

CPL (PREMIER THERAPY) LLC

By:	/s/ Frank Cerrone
Name: Frank Cerrone
Title: Authorized Representative

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above written.

BUYER:

101 DEVELOPMENT GROUP, LLC

By:	/s/ Michael Berg
Name: Michael Berg
Title: Assistant Secretary

GUARANTOR:

GENESIS HEALTHCARE, INC.

By:	/s/ Michael Berg
Name: Michael Berg
Title: Assistant Secretary